================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 3, 1999



                             TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



             Maryland                   1-8520                 52-1145429
(State or other jurisdiction of    (Commission File       (I.R.S. Employer
incorporation or organization)         Number)             Identification No.)


          Terra Centre
          600 Fourth Street
          P.O. Box 6000
          Sioux City, Iowa                     51102-6000
(Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code:  (712) 277-1340


================================================================================

ITEM 5.  Other Events.
         ------------


     On May 3, 1999, Terra Industries Inc. issued the press release contained in
Exhibit 1 hereto, which is incorporated by reference herein.


ITEM 7.   Exhibits.
          --------

1         May 3, 1999 Press Release



10.12 Asset Sale and Purchase Agreement dated as of May 3, 1999 by and between Terra Industries Inc. and Cenex/Land O'Lakes Agronomy Company




                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    TERRA INDUSTRIES INC.



                              By:   /s/  George H. Valentine
                                  --------------------------------------------
                                  George H. Valentine
                                  Senior Vice President, General Counsel
                                    and Corporate Secretary


Date:  May 4, 1999

                                       2